SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 9, 2006

                           GREEN MOUNTAIN CAPITAL INC.
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               (Exact Name of Registrant as Specified in Charter)

          Nevada                     001-14883              16-1728655
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)

         201 South Biscayne Boulevard, 28th Floor, Miami FL      06901
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            (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (011) 44-207-216-9000
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          Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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

Item 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                   Principal       Total Offering Price/
   Date           Title and Amount           Purchaser            Underwriter      Underwriting Discounts
------------   --------------------------    ------------------   -----------      ----------------------
November 9,    Warrants, expiring            Strategic                 NA                   NA/NA
2006           May 9, 2009                   Growth
               purchase                      International
               200,000 shares of             Inc. for
               common stock                  settlement of
                                             consulting
                                             services agreement
------------   --------------------------    ------------------   -----------      ----------------------
November 13,   6,000,000 shares of           Cayman Lender,            NA                   NA/NA
2006           common stock issued           Ltd.
               for conversion of note
               in principal amount of
               $1,082,000
------------   --------------------------    ------------------   -----------      ----------------------
November 14,   $600,000 principal amount     Three private             NA             $600,000/$48,000
2006           of 10% notes due March 31,    investors
               2007
------------   --------------------------    ------------------   -----------      ----------------------
November 14,   Warrants, expiring            Purchasers of             NA                   NA/NA
2006           November 14, 2009             above $600,000
               to purchase                   principal amount
               600,000 shares of             of 10% notes
               common stock
------------   --------------------------    ------------------   -----------      ----------------------
November 14,   Warrants, expiring            Financial                 NA                   NA/NA
2006           November 14, 2011             Consultant
               to purchase
               60,000 shares of
               common stock
------------   --------------------------    ------------------   -----------      ----------------------

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On November 17, 2006, the Company's Board of Directors, after discussion with the Company's independent auditors, authorized the restatement of our previously issued (unaudited) consolidated financial statements for the six month period ending June 30, 2006, in our quarterly report on Form 10-QSB as filed with the Securities and Exchange Commission (the "Commission") on August 21, 2006. The restatement results from errors in our Consolidated Balance Sheet at June 30, 2006, as previously filed. The restatement will result in an increase of approximately $182,000 in total current liabilities as of June 30, 2006, and approximately 1,300,000 fewer shares issued than the 45,899,813 stated in the June 30, 10-QSB.

      Accordingly, our previously issued financial statements for the six month period ended June 30, 2006 should no longer be relied upon.

      We currently expect to file shortly our Quarterly Report on Form 10-QSB for the nine month period ended September 30, 2006, and we expect that the financial statements to be included in such Quarterly Report will properly reflect all applicable period adjustments relating to the restatement. Following the filing of such Quarterly Report, we intend to file an amended Quarterly Report on Form 10-QSB for the period ended June 30, 2006 to correct the above-discussed errors as soon as practicable.

      The Company's management has discussed the matters disclosed in this filing with our independent registered public accounting firm, Marcum & Kliegman LLP.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

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Exhibit No.                              Description
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10.9              Three-year Warrant to purchase 200,000 shares of common stock issued to Strategic Growth International, Inc.
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10.10             Form of 10% Promissory Note due March 31, 2007, issued
                  November 14, 2006, in the aggregate principal amount of $600,000 to three private investors.
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10.11             Form of three-year Warrants, issued November 14, 2006 to three private investors, to purchase an aggregate of 600,000 shares of common stock.
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10.12             Five-year Warrant to purchase 60,000 shares of common stock issued on November 14, 2006 to Sandgrain Securities, Inc.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GREEN MOUNTAIN CAPITAL INC.


                                By /s/ Charlie Yiasemis
                                   ------------------------------
                                   Charlie Yiasemis, Chief Executive Officer

                                   Date: November 20, 2006

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EXHIBIT INDEX
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Exhibit No.                              Description
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10.9              Three-year Warrant to purchase 200,000 shares of common stock issued to Strategic Growth International, Inc.
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10.10             Form of 10% Promissory Note due March 31, 2007, issued
                  November 14, 2006, in the aggregate principal amount of $600,000 to three private investors.
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10.11             Form of three-year Warrants, issued November 14, 2006 to three private investors, to purchase an aggregate of 600,000 shares of common stock.
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10.12             Five-year Warrant to purchase 60,000 shares of common stock issued on November 14, 2006 to Sandgrain Securities, Inc.
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